UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 15, 2022
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001577310

Sequoia Mortgage Trust 2013-8

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001176320

Sequoia Residential Funding, Inc.

(exact name of the depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001530239

RWT Holdings, Inc.

(Exact names of sponsor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-185882-04 (Commission File Number of the issuing entity)	46-3062396 46-3072712 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5693

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

On April 15, 2022, an Omnibus Agreement of Resignation and Reappointment (the “Agreement”) was entered into, by and among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), CitiMortgage, Inc., as predecessor master servicer (the “Master Servicer”), Citibank, N.A., as securities administrator (the “Securities Administrator”), Nationstar Mortgage LLC dba Mr. Cooper Master Servicing, as successor master servicer and Wilmington Trust, National Association, as trustee (the “Trustee”) on behalf of various residential mortgage loan trusts referenced in the Agreement (the “Trusts”). One of the Trusts is Sequoia Mortgage Trust 2013-8.  The above-referenced Master Servicer is affiliated with the Securities Administrator.

The purpose of the Agreement is to facilitate the transfer of master servicing with respect to the Trusts, including Sequoia Mortgage Trust 2013-8, made pursuant to a Purchase Agreement between CitiMortgage, Inc. and Nationstar Mortgage LLC, dated June 11, 2022.  See Item 6.02.

The Agreement enables Citibank, N.A. to remain in its roles as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar for the Trusts, including Sequoia Mortgage Trust 2013-8, through a resignation and reappointment in such roles immediately upon a resignation of CitiMortgage, Inc. as Master Servicer for the Trusts, including Sequoia Mortgage Trust 2013-8.

Item 6.02 – Change of Servicer or Trustee.

On April 15, 2022, CitiMortgage, Inc. resigned as master servicer under the SEMT 2013-8 PSA and the Trustee appointed Nationstar Mortgage LLC. dba Mr. Cooper Master Servicing, as the Master Servicer under the SEMT 2013-8 PSA, effective on such date. Citibank, N.A. remains in its role as Securities Administrator under the SEMT 2013-8 PSA.

This transfer of master servicing was part of a transfer of master servicing with respect to various residential mortgage loan trusts, from CitiMortgage, Inc. to Nationstar Mortgage LLC, made pursuant to a Purchase Agreement between CitiMortgage, Inc. and Nationstar Mortgage LLC, dated June 11, 2022.  See Item 1.01.

Following is disclosure about the successor Master Servicer for the SEMT 2013-8 PSA.

Nationstar Mortgage LLC (“Nationstar Mortgage”) is a mortgage servicer and lender formed in 1994 originally under the name Nova Credit Corporation that engages in servicing activities for itself as well as various third parties, primarily as a “high touch” servicer and originating primarily conforming residential mortgage loans.  On August 21, 2017, Nationstar Mortgage became known as Mr. Cooper, for its mortgage servicing and originations operations.  On October 18, 2021, the master servicing operations became known as Mr. Cooper Master Servicing, a dba of Nationstar Mortgage LLC.

In March 2012, Nationstar Mortgage’s parent company, Nationstar Mortgage Holdings, Inc. (“NMHI”), completed an initial public offering and related reorganization transactions pursuant to which all of the equity interests in Nationstar Mortgage were transferred from FIF HE Holdings LLC to two direct, wholly-owned subsidiaries of NMHI.  NMHI’s common stock commenced trading on the New York Stock Exchange on March 8, 2012 under the symbol “NSM”.  On February 12, 2018, NMHI entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WMIH Corp., a Delaware corporation (“WMIH”), and Wand Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of WMIH

(“Merger Sub”).  On July 31, 2018, pursuant to the Merger Agreement, Merger Sub was merged with and into NMHI with NMHI continuing as the surviving corporation and a wholly-owned subsidiary of WMIH.  On October 9, 2018 WMIH changed its name to Mr. Cooper Group, Inc. (“Mr. Cooper”).  The public financial reporting by Mr. Cooper, including financial information regarding Nationstar Mortgage, is available through the SEC EDGAR website at www.sec.gov.  The common stock of Mr. Cooper is traded on the NASDAQ Global Select Market.

On June 28, 2012, Nationstar Mortgage acquired the master servicing business of Aurora Loan Services LLC.  Nationstar Mortgage LLC d/b/a Mr. Cooper Master Servicing’s (“Mr. Cooper Master Servicing”) centralized master servicing facility that is currently located at 9135 Ridgeline Blvd., Suite 200, Highlands Ranch, Colorado 80129. Mr. Cooper Master Servicing as successor by assignment to Aurora

Loan Services LLC has been engaged in the business of master servicing residential mortgage loans since 1998 and has been master servicing subprime residential mortgage loans since 2002.

Mr. Cooper Master Servicing’s master servicer rating by Fitch of “RMS2+” was affirmed in May 2021.  Mr. Cooper Master Servicing’s master servicer rating by S&P was affirmed in December 2020 as “Above Average.”  Moody’s rates Mr. Cooper Master Servicing as “SQ2“, which rating was affirmed by Moody’s in September 2020.

As of December 31, 2021, Mr. Cooper had approximately $14,204,262,000 in assets, including $895,217,000 of cash, approximately $10,837,313,000 in liabilities and approximately $3,366,949,000 in equity.  For the three months ended December 31, 2021, Mr. Cooper had net income of approximately $155,352,000.

As of February 28, 2022 there was no material pending legal proceedings to which Mr. Cooper Master Servicing was a party or of which any of its property was subject, or any material pending legal proceedings known to be contemplated by governmental authorities against Mr. Cooper Master Servicing, in each case that is material to holders of securities issued by Sequoia Mortgage Trust 2013-8.

Mr. Cooper Master Servicing, in its role as Master Servicer, will be responsible for performing the duties and obligations of the Master Servicer under the SEMT 2013-8 PSA, in accordance with all provisions thereof.

Mr. Cooper Master Servicing, in its role as Master Servicer, will be responsible for the aggregation of the monthly servicer reports and remittances and for the oversight of the performance of each Servicer under the terms of the related Servicing Agreement.  In particular, the Master Servicer will independently calculate monthly loan balances based on servicer data, compare its results to servicer loan-level reports and reconcile any discrepancies with the related Servicer.  In addition, upon the occurrence of certain events of default regarding a Servicer under the terms of the related Servicing Agreement, the Master Servicer may be required to enforce certain remedies against such Servicer.

Mr. Cooper Master Servicing believes that there is not a material risk that its financial condition will have any adverse effect on any aspect of its master servicing that could have a material impact on the mortgage pool performance or the performance of the securities issued by Sequoia Mortgage Trust 2013-8.

With respect to the material terms regarding the master servicer’s removal, replacement, resignation or transfer, see Item 1.01.

As of December 31, 2021, Mr. Cooper Master Servicing was acting as master servicer for approximately 607 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $86 billion.  The table below sets forth the size and composition of the entire portfolio, including whole loans, for which Mr. Cooper Master Servicing has been acting as master servicer as of the dates specified:

	At December 31, 2019		At December 31, 2020		At December 31, 2021
Type of Loan	Number of Loans	Principal (in millions)	Number of Loans	Principal (in millions)	Number of Loans	Principal (in millions)
Alt A	224,905	$ 55,362	221,609	$ 58,066	256,320	$ 80,371
Subprime	72,667	$ 10,335	65,506	$ 9,222	56,914	$ 7,978
Govt Insured or Guaranteed(1)	27,799	$ 3,098	24,205	$ 2,478	21,097	$ 2,108
Home Equity Lines of Credit	49	$ 2	36	$ 1	28	$ 1
Total Portfolio	325,420	$ 68,797	311,356	$ 69,767	334,359	$ 90,458

(1) “Government insured or guaranteed” means mortgage loans that were originated under the guidelines of the Federal Housing Administration, the Department of Veterans’ Affairs or the Rural Housing and Community Development Service.

Item 9.01.	Financial Statements and Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequoia Residential Funding, Inc. (Depositor)

/s/ Jeremy P. Strom
Jeremy P. Strom, President & Senior Officer in Charge of Securitization

Date: April 20, 2022

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